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                                                            EXHIBIT 23.1


                            INDEPENDENT AUDITORS' CONSENT


     The Board of Directors
     Ceridian Corporation:


     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading
     "Experts" in this Form S-8 Registration Statement.


                                        KPMG PEAT MARWICK
                                        /s/KPMG Peat Marwick LLP



     Minneap lis, Minnesota
     March 19, 1996